                                                  Draft Dated December 26, 1997

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                                  Equipment Lease


                             Dated as of December 15, 1997



                                      between



                           KEYBANK NATIONAL ASSOCIATION,
                         as trustee under MW 1997-1 Trust,
                                   as the Lessor

                                        and

                              MAIL-WELL I CORPORATION
                                   as the Lessee

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

                                Table of Contents


                                                                                 PAGE
                                                                                ------
SECTION 1.     DEFINITIONS..................................................       1

  Section 1.1.    Definitions; Interpretation...............................       1

SECTION 2.     LEASE........................................................       1

  Section 2.1.    Acceptance and Lease of Equipment.........................       1
  Section 2.2.    Lease Supplement..........................................       2
  Section 2.3.    Lease Term................................................       2
  Section 2.4.    Title.....................................................       2

SECTION 3.     PAYMENT OF RENT..............................................       2

  Section 3.1.    Rent......................................................       2
  Section 3.2.    Payment of Rent...........................................       3
  Section 3.3.    Supplemental Rent.........................................       3
  Section 3.4.    Method of Payment.........................................       3

SECTION 4.     QUIET ENJOYMENT; RIGHT TO INSPECT; NATURE OF BUSINESS........       3

  Section 4.1.   Quiet Enjoyment............................................       3
  Section 4.2.   Right to Inspect...........................................       3
  Section 4.3.   Change in the Nature of Business...........................       4

SECTION 5.     NET LEASE, ETC...............................................       4

  Section 5.1.   Net Lease..................................................       4
  Section 5.2.   No Termination or Abatement................................       5

SECTION 6.     LESSEE ACKNOWLEDGMENTS.......................................       6

  Section 6.1.   Condition of the Equipment.................................       6
  Section 6.2.   Risk of Loss...............................................       6

SECTION 7.     MARKING......................................................       6

  Section 7.1.   Marking of Equipment.......................................       6

SECTION 8.     POSSESSION AND USE OF THE EQUIPMENT, ETC.....................       6


                                    -2-



  Section 8.1.   Use of the Equipment.......................................       6
  Section 8.2.   Possession of the Equipment................................       7
  Section 8.3.   Landlord Waivers...........................................       7

SECTION 9.     MAINTENANCE AND REPAIR.......................................       7

  Section 9.1.   Repairs and Maintenance....................................       7
  Section 9.2.   Maintenance Costs and Warranties...........................       8
  Section 9.3.   Lessor Trustee Not Obligated to Maintain or Repair.........       8
  Section 9.4.   Return.....................................................       8

SECTION 10.    MODIFICATIONS, ETC...........................................       12

  Section 10.1.  Replacement of Parts.......................................       12
  Section 10.2.  Required Alterations.......................................       12
  Section 10.3.  Optional Alterations.......................................       12
  Section 10.4.  Title to Parts.............................................       12

SECTION 11.    WARRANTY OF TITLE............................................       13

  Section 11.1.  Warranty of Title..........................................       13

SECTION 12.    PERMITTED CONTESTS...........................................       13

  Section 12.1.  Permitted Contests in Respect of Applicable Law............       13

SECTION 13.    INSURANCE....................................................       14

  Section 13.1.  Required Insurance Coverages and Limits....................       14
  Section 13.2.  Adjustment and Payment of Losses...........................       15
  Section 13.3.  Evidence of Insurance......................................       15
  Section 13.4.  Application of Insurance Proceeds..........................       15
  Section 13.5.  Deductibles and Self-Insurance.............................       16
  Section 13.6.  Insurance for Own Account..................................       16

SECTION 14.    CASUALTY OCCURRENCE..........................................       17

  Section 14.1.  Casualty Occurrence........................................       17
  Section 14.2.  Conveyance of Replacement Equipment........................       18
  Section 14.3.  Application of Payments....................................       19
  Section 14.4.  Certain Government Requisitions............................       20
  Section 14.5.  Application of Payments from Governmental Authorities for
                 Requisition of Title.......................................       20

                                     -3-

  Section 14.6.  Application of Payments During Existence of Default........      20

SECTION 15.    SUBSTITUTION OF EQUIPMENT....................................      21

  Section 15.1.  Substitution of Equipment..................................      21

SECTION 16.    EVENTS OF DEFAULT............................................      21

  Section 16.1.  Events of Default..........................................      21
  Section 16.2.  Remedies...................................................      24
  Section 16.3.  Waiver of Certain Rights...................................      27

SECTION 17.    LESSOR TRUSTEE'S RIGHT TO CURE...............................      27

  Section 17.1.  The Lessor Trustee's Right to Cure the Lessee's Defaults...      27

SECTION 18.    OPTIONS TO RENEW, PURCHASE AND SELL..........................      27

  Section 18.1.  Purchase of the Equipment..................................      27
  Section 18.2.  Option to Renew............................................      28
  Section 18.3.  Option to Sell the Equipment...............................      28
  Section 18.4.  End of Term Adjustment.....................................      29

SECTION 19.    PROCEDURES RELATING TO PURCHASE OF EQUIPMENT.................      30

  Section 19.1.  Provisions Relating to the Purchase of Equipment; Conveyance
                 upon Certain Other Events..................................      30

SECTION 20.    ADDITIONAL GUARANTORS........................................      30

  Section 20.1.  Additional Guarantors......................................      30

SECTION 21.    [INTENTIONALLY OMITTED]......................................      31

SECTION 22.    NO MERGER OF TITLE...........................................      31

  Section 22.1.  No Merger of Title.........................................      31

SECTION 23.    INTENT OF THE PARTIES........................................      31

  Section 23.1.  Nature of Transaction......................................      31
  Section 23.2.  Liens and Security Interests...............................      32

                                   -4-

SECTION 24.    MISCELLANEOUS................................................      34

  Section 24.1.  Severability...............................................      34
  Section 24.2.  Amendments and Modifications...............................      34
  Section 24.3.  No Waiver..................................................      34
  Section 24.4.  Notices....................................................      34
  Section 24.5.  Successors and Assigns.....................................      35
  Section 24.6.  Headings and Table of Contents.............................      35
  Section 24.7.  Counterparts...............................................      35
  Section 24.8.  Governing Law..............................................      35
  Section 24.9.  Time of Essence............................................      35

Signatures .................................................................      36

ATTACHMENTS TO EQUIPMENT LEASE:


Schedule I   --   Periodic Rent Factors
Schedule II  --   Purchase Option Percentages and
                    Maximum Lessee Risk Percentages
Exhibit A    --   Form of Lease Supplement
Exhibit B    --   Form of Landlord Waiver

                                   EQUIPMENT LEASE


     THIS EQUIPMENT LEASE (this "LEASE"), dated as of December 15, 1997 between KEYBANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "LESSOR TRUSTEE") under MW 1997-1 Trust, as Lessor and whose principal offices are located at 127 Public Square, Cleveland, Ohio 44114, and MAIL-WELL I CORPORATION, a Delaware corporation, as Lessee (the "LESSEE") and whose principal offices are located at 23 Inverness Way East, Suite 160, Englewood, Colorado 80112.

                                   WITNESSETH:

     WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "PARTICIPATION AGREEMENT"), among the Lessee, the Lessor Trustee and the Trust Certificate Purchasers named therein, such Trust Certificate Purchasers have agreed to finance the acquisition of the Equipment;

     WHEREAS, on the Closing Date, the Lessor Trustee will purchase certain Equipment from the Seller thereof;

     WHEREAS, the Lessor Trustee desires to lease to the Lessee, and the Lessee desires to lease from the Lessor Trustee, such Equipment, subject to the terms of this Lease;

     NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.     DEFINITIONS

SECTION 1.1. DEFINITIONS; INTERPRETATION. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Annex I to the Participation Agreement; and the rules of interpretation set forth in Annex I to the Participation Agreement shall apply to this Lease.

SECTION 2.     LEASE

SECTION 2.1. ACCEPTANCE AND LEASE OF EQUIPMENT. Subject to the conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Section 4 thereof, the Lessor Trustee hereby agrees to accept, pursuant to the terms

MW 1997-1 Trust                                                 Equipment Lease

of the Participation Agreement, delivery of the Equipment on the Closing Date therefor and simultaneously to lease such Equipment to the Lessee hereunder for the Lease Term and the Lessee hereby agrees to simultaneously lease from the Lessor Trustee for the Lease Term the interest of the Lessor Trustee in the Equipment, such leasing to be evidenced by the execution by the Lessor Trustee and the Lessee of a Lease Supplement covering the Items of Equipment delivered on the Closing Date.

SECTION 2.2. LEASE SUPPLEMENT. On the Closing Date, the Lessee agrees that it will enter into a Lease Supplement substantially in the form attached hereto as Exhibit A with the Lessor Trustee, which Lease Supplement shall describe the Items of Equipment settled for on the Closing Date and shall set forth the Equipment Cost therefor. The Lessee's execution and delivery of a Lease Supplement with respect to an Item of Equipment shall conclusively establish as between the Lessor Trustee and the Lessee that such Item is acceptable to and accepted by the Lessee under this Lease, notwithstanding any defect with respect to design, manufacture, condition or in any other respect, and that such Item is in good order and condition and appears to conform to the specifications applicable thereto and to all governmental standards and requirements applicable thereto.

SECTION 2.3. LEASE TERM. The Basic Term for each Item of Equipment shall commence on (and include) the Closing Date and, unless sooner terminated pursuant to this Lease, end on (but exclude) the last day of the Basic Term thereof. If not sooner terminated pursuant to the provisions hereof, the Lease Term for each Item of Equipment shall end on the last day of the Basic Term thereof, or if this Lease is renewed pursuant to Section 18.2, on the last day of the last Renewal Term thereof.

SECTION 2.4. TITLE. The Equipment is leased to the Lessee without any representation or warranty, express or implied, by the Lessor Trustee or any Certificate Holder and subject to the rights of parties in possession, the existing state of title (including, without limitation, all Liens other than Lessor's Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor Trustee or any Certificate Holder for any defect in or exception to title to the Equipment or leasehold interest therein other than resulting from Lessor's Liens attributable to the Lessor Trustee or such Certificate Holder.

SECTION 3.     PAYMENT OF RENT

SECTION 3.1. RENT. (a) During the Lease Term, the Lessee shall pay Periodic Rent for all Equipment subject to the Lease to the Lessor Trustee on each Scheduled Payment Date and on any date on which this Lease shall terminate, PROVIDED that any payment of Periodic Rent which is due on a date which is not a Business Day shall be payable on the next succeeding Business Day, unless the result of such extension would be that such payment would be made in another

MW 1997-1 Trust                                                 Equipment Lease

calendar month in which event such payment shall be made on the immediately preceding Business Day.

     (b) Neither the Lessee's inability or failure to take possession of all or any portion of the Equipment when delivered by the Lessor Trustee, nor the inability or failure of the Lessor Trustee to deliver all or any portion of the Equipment to the Lessee on or before the Closing Date, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor Trustee or any Certificate Holder, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for such Equipment in accordance with the terms of this Lease.

SECTION 3.2. PAYMENT OF RENT. Rent shall be paid absolutely net to each Person entitled thereto, so that this Lease shall yield to such Person the full amount thereof, without setoff, deduction or reduction.

SECTION 3.3. SUPPLEMENTAL RENT. The Lessee shall pay to the Lessor Trustee or any other Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor Trustee and such other Persons shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Periodic Rent. The Lessee shall pay to the Lessor Trustee, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Periodic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor Trustee for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Periodic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added against the Lessor Trustee by a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

SECTION 3.4. METHOD OF PAYMENT. Each payment of Rent payable by the Lessee to the Lessor Trustee under this Lease or any other Operative Agreement shall be made by the Lessee to the Lessor Trustee prior to 10:00 a.m., (Seattle, Washington time) to the Account by wire transfer of Federal or other immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due.

SECTION 4.     QUIET ENJOYMENT; RIGHT TO INSPECT; NATURE OF BUSINESS

MW 1997-1 Trust                                                 Equipment Lease

SECTION 4.1. QUIET ENJOYMENT. Subject to the terms of each of the Operative Agreements, the Lessee shall peaceably and quietly have, hold and enjoy each Item of Equipment for the Lease Term, free of any claim or other action by the Lessor Trustee or the Certificate Holders or anyone claiming by, through or under the Lessor Trustee or the Certificate Holders (other than the Lessee) with respect to any matters arising from and after the Closing Date. Such right of quiet enjoyment is independent of, and shall not affect the rights of the Lessor Trustee or the Certificate Holders (or anyone claiming by, through or under the Lessor Trustee or the Certificate Holders) otherwise to initiate legal action to enforce, the obligations of the Lessee under this Lease.

SECTION 4.2. RIGHT TO INSPECT. During the Lease Term, the Lessee shall upon reasonable notice, and from time to time, permit the Lessor Trustee, any Certificate Holder, and their respective authorized representatives to inspect the Equipment, to examine the records or books of account of the Lessee relating to the Equipment and to discuss the affairs, finances and accounts of the Lessee with appropriate officers, during normal business hours, PROVIDED that if an Event of Default shall have occurred and be continuing, no notice shall be required and any inspection shall be at the Lessee's expense.

SECTION 4.3. CHANGE IN THE NATURE OF BUSINESS. The Lessee shall not engage in any business or activity if as a result the general nature of the business of the Lessee would be changed in any material respect from the general nature of the business engaged in by the Lessee on the date of this Lease.

SECTION 5.     NET LEASE, ETC.

SECTION 5.1. NET LEASE. (a) This Lease shall constitute a net lease, and it is intended that the Lessee shall pay all costs and expenses of every character, whether seen or unforeseen, ordinary or extraordinary or structural or non-structural, in connection with the installation, use, possession, operation, maintenance, repair and return of the Equipment by the Lessee, including the costs and expenses particularly set forth in this Lease.

     (b) Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly permitted herein) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Equipment or any part thereof, or the failure of the Equipment to comply with all Requirements of Law, including any inability to use the Equipment by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of, scrapping or destruction of or any requisition or taking of the Equipment or any part thereof; (iii) any restriction, prevention or

MW 1997-1 Trust                                                 Equipment Lease

curtailment of or interference with any use or possession of the Equipment or any part thereof; (iv) any defect in title of or rights to the Equipment or any Lien on such title or rights or on the Equipment; (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor Trustee or any Certificate Holder; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, any Guarantor, the Lessor Trustee, any Certificate Holder or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, any Guarantor, the Lessor Trustee, any Certificate Holder or any other Person, or by any court in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Lessor Trustee, any Certificate Holder or any vendor, manufacturer, contractor of or for the Equipment; (viii) any failure on the part of the Lessor Trustee or any other Person to perform or comply with any of the terms of this Lease, of any other Operative Agreement or of any other agreement or any breach of any representation or warranty of, or any act or omission of the Lessee, any Guarantor, the Lessor Trustee or any Certificate Holder under this Lease or any of the other Operative Agreements, or any claims, rights or remedies occurring or arising as a result of any other business dealings between or among the Lessee or any Guarantor and any of the Lessor Trustee or any Certificate Holder; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Agreements or any provision of any thereof or any lack of right, power or authority of the Lessee, any Guarantor, the Lessor Trustee or any Certificate Holder to enter into any Operative Agreement or any of the transactions contemplated thereby; (x) the impossibility or illegality of performance by the Lessee, the Lessor Trustee or either of them; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessor Trustee or any Certificate Holder. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Lessor Trustee hereunder or under any other Operative Agreements, and the obligations of the Lessee shall continue unaffected unless the obligations shall have been modified or terminated in accordance with an express provision of this Lease. Without affecting Lessee's obligation to pay Rent hereunder, Lessee may seek damages for a breach by the Lessor Trustee of any Certificate Holder of its respective obligations under this Lease (including, without limitation, Section 4.1) or any of the other Operative Agreements.

SECTION 5.2. NO TERMINATION OR ABATEMENT. The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Certificate Holder, or

MW 1997-1 Trust                                                 Equipment Lease

any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of any Certificate Holder or by any court with respect to any Certificate Holder. The Lessee's obligations hereunder, including, without limitation, its obligations to pay Periodic Rent for all Equipment leased hereunder and to pay Supplemental Rent payable hereunder, shall be unconditional and irrevocable under any and all circumstances and the Lessee hereby waives, to the extent permitted by law, all right (i) to terminate or surrender this Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. Each Rent payment made pursuant to this Lease by the Lessee shall be final and the Lessee will not seek to recover all or any part of such payment from the Lessor Trustee or any Certificate Holder for any reason whatsoever. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein or as otherwise agreed, the Lessee nonetheless agrees to pay to the Lessor Trustee, or to whomsoever shall be entitled thereto, an amount equal to each Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. The obligation of the Lessee in the immediately preceding sentence shall survive the expiration or termination of this Lease other than in accordance with its terms. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives, to the extent permitted by law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

SECTION 6.     LESSEE ACKNOWLEDGMENTS

SECTION 6.1. CONDITION OF THE EQUIPMENT. THE LESSEE ACKNOWLEDGES AND AGREES THAT IT IS LEASING EACH ITEM OF EQUIPMENT "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR TRUSTEE, OR ANY CERTIFICATE HOLDER AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR'S LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH A PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE CLOSING DATE. NEITHER THE LESSOR TRUSTEE, NOR ANY CERTIFICATE HOLDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE, VALUE, SUITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE EQUIPMENT (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT (OR ANY PART THEREOF) AND NEITHER THE LESSOR TRUSTEE, NOR ANY CERTIFICATE HOLDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF THE EQUIPMENT, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

MW 1997-1 Trust                                                 Equipment Lease

SECTION 6.2. RISK OF LOSS. During the Lease Term the risk of loss of or decrease in the enjoyment and beneficial use of the Equipment as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and neither the Lessor Trustee nor any Certificate Holder shall in any event be answerable or accountable therefor.

SECTION 7.     MARKING

SECTION 7.1. MARKING OF EQUIPMENT. The Lessee shall promptly cause each Item of Equipment to be plainly, permanently and conspicuously marked by a metal tag, plate or label affixed thereto, each setting forth the following legend:

            TITLE TO THIS EQUIPMENT IS HELD BY KEYBANK NATIONAL
            ASSOCIATION, AS TRUSTEE UNDER MW 1997-1 TRUST SUBJECT TO A LEASE BY SAID TRUSTEE TO MAIL-WELL I CORPORATION.

The Lessee covenants and agrees to replace any tag, plate or label which may be removed or destroyed or become illegible and to indemnify each Indemnified Party against any liability, loss or expense incurred by such Indemnified Party as a result of the failure to maintain such markings.

SECTION 8.     POSSESSION AND USE OF THE EQUIPMENT, ETC.

SECTION 8.1. USE OF THE EQUIPMENT. (a) The Lessee agrees that the Equipment will be used solely in the conduct of its business and applying standards of use no lower than the standards applied by the Lessee for other comparable properties owned or leased by the Lessee. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Equipment as contemplated by this Lease.

     (b) Subject to the terms of Section 12 relating to permitted contests, the Lessee warrants that (i) the Equipment will at all times be used and operated under and in compliance with all Requirements of Law and Insurance Requirements, including the use, operation, maintenance, repair and restoration thereof, whether or not compliance therewith shall interfere with the use and enjoyment of the Equipment, (ii) the Lessee shall procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required by Applicable Laws or by any Governmental Authority for the use, operation, maintenance, repair and restoration of the Equipment, and (iii) all material used in the operation of the Equipment shall be compatible with those recommended by the manufacturer's operation manual.

MW 1997-1 Trust                                                 Equipment Lease


     (c) The Lessee agrees that it will not change the location of any Item of Equipment, unless prior to or concurrently with such change the Lessee shall have filed, or caused to be filed, Uniform Commercial Code financing statements (including, without limitation, fixture filings) with respect to such Item of Equipment in form and substance satisfactory to the Lessor Trustee in the jurisdiction in which such Item of Equipment is located.

SECTION 8.2. POSSESSION OF THE EQUIPMENT. The Lessee will not, without the prior written consent of the Lessor Trustee, which consent shall not be unreasonably withheld, sublease, sub-sublease or otherwise in any manner deliver, transfer or relinquish possession of any Item of Equipment; PROVIDED that, so long as no Default or Event of Default hereunder shall have occurred and be continuing, the Lessee may, at any time, without the prior consent of the Lessor Trustee deliver possession of any Part or portion of any Item of Equipment to the manufacturer, contractor or supplier designated by the Lessee for purposes of realizing the benefits of any warranty or for testing or other similar purposes or to any Person for service, repair, maintenance or overhaul work on such Item of Equipment or any Part thereof or for alterations or modifications in or additions to such Item of Equipment to the extent required or permitted by the terms of Section 9 or Section 10.

SECTION 8.3. LANDLORD WAIVERS. If at any time an Item of Equipment is located at a Site that is not owned by the Lessee, the Lessee shall promptly deliver to the Lessor Trustee a Landlord Waiver executed by the owner of such Site.

SECTION 9.     MAINTENANCE AND REPAIR; RETURN

SECTION 9.1. REPAIRS AND MAINTENANCE. The Lessee, at the Lessee's own cost and expense, shall (a) maintain, service and repair the Equipment in order to keep the Equipment in as good repair, good operating condition and working order as when it first became subject to this Lease and in compliance with all of the manufacturer's specifications, (b) in such condition as the Lessee would, in the prudent management of its own or leased properties, maintain, service and repair similar property owned or leased by the Lessee and, in any event, to the extent required to maintain the Equipment in good repair and in compliance with all Requirements of Law and Insurance Requirements, noncompliance with which might result in the imposition of a penalty on any Indemnified Party or materially adversely affect the Equipment or the operation thereof and (c) have in full force and effect during the Lease Term a maintenance program to maintain, service and repair the Equipment so as to keep the Equipment in as good operating condition and working order as it was when it first become subject to this Lease and in compliance with manufacturer's specifications.

SECTION 9.2. MAINTENANCE COSTS AND WARRANTIES. The Lessee agrees to pay all costs, expenses, fees and charges incurred in connection with (i) the use and operation of each Item of Equipment

MW 1997-1 Trust                                                 Equipment Lease

by the Lessee during the Lease Term as to such Item of Equipment, including but not limited to repairs, maintenance, storage and servicing as provided in
Section 10 and this Section 9 and (ii) the preserving and protecting of such Item of Equipment, and the repairing, maintaining and servicing of the Equipment as provided in Section 10 and this Section 9, during the period after a termination of the Lessee's right of possession of such Item of Equipment pursuant to Section 16.2 and prior to the interest of the Lessor Trustee in such Item of Equipment being leased or sold to a third person by the Lessor Trustee (other than one or more Certificate Holders or any affiliate thereof). So long as no Event of Default has occurred and is continuing, the Lessor Trustee hereby constitutes the Lessee the agent and attorney-in-fact of the Lessor Trustee for the purpose of exercising and enforcing, and with full right, power and authority to exercise and to enforce, all of the right, title and interest of the Lessor Trustee in, under and to the warranties and obligations of any supplier of goods or services in respect of the Equipment and agrees to execute and deliver such further instruments as may be necessary to enable the Lessee to obtain goods or services furnished for the Equipment by said suppliers. The Lessor Trustee shall have no other obligation or duty with respect to any of such matters. Any proceeds obtained by the Lessee from the enforcement of the warranties and obligations of any supplier of goods or services in respect of the Equipment shall be held by the Lessee and applied from time to time to the repair and maintenance of the Equipment, and any balance thereof remaining at the expiration of the Lease Term and satisfaction of all of the Lessee's obligations hereunder shall be paid over to the Lessee.

SECTION 9.3. LESSOR TRUSTEE NOT OBLIGATED TO MAINTAIN OR REPAIR. The Lessor Trustee shall not under any circumstances be required to make any repairs, replacements, Alterations or renewals of any nature or description to the Equipment, make any expenditure whatsoever in connection with this Lease or maintain the Equipment in any way. The Lessee waives any right to
(i) require the Lessor Trustee to maintain or repair all or any part of the Equipment or (ii) make repairs at the expense of the Lessor Trustee pursuant to any Requirement of Law, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

SECTION 9.4. RETURN. (a) Prior to the Lessee notifying the Lessor Trustee of the Lessee's intent to return the Equipment or its election to exercise its option to sell the Equipment pursuant to Section 18.3, the Lessee must demonstrate that the Equipment can perform at its original performance specifications under full test loads with regard to speed, register control, utility and quality of printed matter. An outside printing expert selected by the Lessor Trustee and paid for by the Lessee (the "PRINTING EXPERT") shall perform an Equipment inspection to verify the physical condition of the Equipment and shall supervise the demonstration. The Printing Expert shall inspect printed material coming off the Equipment for its saleability. If it is determined that improvements are needed to make the equipment perform according to the manufacturer's original performance specifications, the Lessee shall make those improvements under the supervision of the original manufacturer.

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MW 1997-1 Trust                                                 Equipment Lease

     (b) Upon the expiration or earlier termination of the Lease Term, the Lessee, at its sole expense, shall de-install, crate and return the Equipment to the Lessor Trustee by delivering such Equipment F.A.S. or F.O.B. to such location or such carrier (packed for shipping) as the Lessor Trustee shall specify. The Equipment shall be removed by a licensed erector/rigger specializing in the crating, removal, transportation and reassembly of the Equipment, and deinstallation shall be performed in a prescribed manner including proper marking, and labeling of all electrical wires and components. The Lessee agrees that the Equipment, when returned, shall be in the condition required by Section 9.1 hereof. Accordingly, if, during the Lease Term, the Equipment has not been given all scheduled maintenance and overhauls and all repairs that are necessary to continue operating the Equipment at normal commercial conditions in accordance with Section 9.1, then the Lessee shall cause such restorative or repair work to be performed on the Equipment as necessary to bring the Equipment into the condition that the Equipment would have been in, had the Lessee complied with Section 9.1 throughout the Lease Term. All components of the Equipment shall have been properly serviced, following the manufacturer's written operating and servicing procedures, such that the Equipment is eligible for a manufacturer's standard, full service maintenance contract without the Lessor Trustee's incurring any expense to repair or rehabilitate the Equipment. If, during the Lease Term, replacement of all parts and components has not been made in accordance with Section 10.1 so that the loss in operating efficiency, value, utility and remaining useful life of the Items of Equipment is more than that expected from normal wear and tear or as reflected in the initial Appraisal, then the Lessee, at its expense, shall cause such repair and restorative work to be performed on the Items of Equipment as is necessary to bring the Items of Equipment into the condition that the Items of Equipment would have been in had such replacement of parts and components been made. If, in the opinion of the Lessor Trustee, any Item of Equipment fails to meet the standards set forth above, the Lessee agrees to pay on demand all costs and expenses incurred in connection with repairing such Item of Equipment and restoring it so as to meet such standards, assembling and delivering such Item of Equipment. If the Lessee fails to return any Item of Equipment as required hereunder, then, all of the Lessee's obligations under this Lease (including, without limitation, the Lessee's obligation to pay Rent for such Item of Equipment at the rental then applicable under this Lease) shall continue in full force and effect until such Item of Equipment shall have been returned in the condition required hereunder.

     (c) One hundred eighty (180) days prior to the Expiration Date, the Lessee shall give the Lessor Trustee an inventory and listing of all the Items of Equipment to include full description of such Items of Equipment, including make, model, and serial number and any other identifying engine or part classification and including the location of such Items of Equipment and service records; also, from that notification date forward until the Expiration Date the Lessee will be limited to 5,000,000 impressions per printing press on all printing presses.

MW 1997-1 Trust                                                 Equipment Lease

     (d) Thirty (30) days after receipt of written notice from the Lessee of its intent to return the Equipment or its election to exercise its option to sell the Equipment pursuant to Section 18.3, the Lessee shall provide to the Lessor Trustee the following documents in English: (i) one set per Item of Equipment (or group of related Items of Equipment) of installation instructions/manuals, service manuals, and operating manuals relating to such Items of Equipment (including replacements and/or additions thereto, such that all documentation is completely up to date) and (ii) one set per Item of Equipment (or group of related Items of Equipment) of documents, detailing equipment configuration, operating requirements and maintenance records of such Item of Equipment, including, without limitation, all books, operating data logs, inspection and maintenance logs, tools and spare parts and modification and overhaul records which shall be kept with accurate records of all maintenance (including without limitation, lubrication service, parts removal/replacement, inspections etc.) and shall indicate the dates and times of service and be signed by the appropriate authority.

     (e) Upon the expiration or earlier termination of the Lease Term, the Lessee shall provide that all Items of Equipment are at half-time condition between scheduled significant maintenance events and that half life remains on every and all life limited or time cycle parts and components and will be in such condition that such Items of Equipment may be immediately installed and placed into use in an operating environment for a minimum of twelve months of similar use to that under which they were originally designed and used during the original and subsequent lease terms.

     (f) Upon the expiration or earlier termination of the Lease Term, the Lessee shall properly remove all installed markings which are removable without damage to the Items of Equipment and not necessary for the operation, maintenance or repair of the Items.

     (g) Upon the expiration or earlier termination of the Lease Term, the Lessee shall ensure all Items of Equipment shall have been repaired and anything that falls outside the manufacturer specified operating limits of the Item of Equipment and conform to all Environmental Protection Agency regulations and Requirements of Laws and that all certificates are current or require compliance within the next twelve months from the date of return and have been complied with and that all Parts are manufactured to the approved maintenance program and accepted industry standards for their type and use. The Lessee will pay all recertification fees which are required.

     (h) Upon sale of the Items of Equipment to a third party or return to the Lessor Trustee, the Lessee shall provide transportation and assume all costs to send to location(s) of new owner(s) and if required, store the Items of Equipment for a period of up to 365 days at the Lessee's expense. During the storage period, the Lessee will pay for all insurance coverages and periodic testing as required.

MW 1997-1 Trust                                                 Equipment Lease

     (i) Upon the expiration or earlier termination of the Lease Term, the Lessee shall cause all Liens (other than Lessor's Liens) on the Items of Equipment to be extinguished.

     (j) Upon the expiration or earlier termination of the Lease Term, the Lessee shall cause there to be no subleases of the Items of Equipment.

     (k) The Lessee shall ensure that any Equipment or Parts in storage prior to the return be in a storage configuration, including preparation for storage, in accordance to the manufacturer's direction, Environmental Protection Agency requirements and other Requirements of Law and that no storage environment has been incurred which will cause the value to diminish.

     (l) Upon the expiration or earlier termination of the Lease Term, the Lessee shall ensure all Items of Equipment are free from contamination and corrosion and have no untreated or uncorrected corrosion.

     (m) Upon the expiration or earlier termination of the Lease Term, the Lessee shall re-paint and clean all Items of Equipment to restore to an as-new appearance.

     (n) With respect to each Item of Equipment, the Lessee shall ensure that, (i) within six (6) months prior to the expiration or earlier termination of the Lease Term, the drive side (gear side) of each Item of Equipment shall have been inspected and serviced to verify the existence of undue wear, (ii) within six (6) months prior to the expiration or earlier termination of the Lease Term, the sequence startup shall have been checked and serviced to verify that the starting controller is working properly,
(iii) within twelve (12) months prior to the expiration or earlier termination of the Lease Term, the rollers shall have been removed, serviced and resurfaced, (iv) within one (1) month prior to the expiration or earlier termination of the Lease Term, the blankets shall have been changed, and (v) at least once every twelve (12) months each printing unit shall be broken down, serviced and its oil changed.

     (o) In addition to all other rights of the Lessor Trustee under the Lease, the Lessor Trustee shall have the right to attempt to resell or auction the Equipment from the Lessee's facility with the Lessee's full cooperation and assistance, for a period of one hundred eighty (180) days from the end of the Lease Term. The Lessee agrees to pay the reasonable costs and expenses of such sale or auction, and agrees that the Equipment shall remain capable of operation during this period. The Lessee shall provide adequate electrical power, lighting, heat, water and compressed air sufficient to allow for normal maintenance and for demonstrations of the Equipment to any potential buyer.

MW 1997-1 Trust                                                 Equipment Lease

     If the Lessor Trustee shall, pursuant to this Lease or any other Operative Agreement, rightfully demand possession of the Items of Equipment and cessation of the Lessee's rights in such Items of Equipment pursuant to this Lease, the Lessee, at its expense, shall forthwith comply with this
Section 9.4 with respect to all Items of Equipment, and deliver exclusive possession of such Items of Equipment to the Lessor Trustee, subject to the Lessee's obligations under Sections 9 and 10.

SECTION 10.    MODIFICATIONS, ETC.

SECTION 10.1. REPLACEMENT OF PARTS. The Lessee, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment (herein for the purpose of this Section 10.1, a "PART") that becomes worn out, lost, stolen, destroyed, or otherwise rendered permanently unfit or unavailable for use (whether or not such replacement is covered by the aforesaid maintenance agreement), with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part is in the condition required by this Lease). Such replacement part shall be free and clear of all Liens. Notwithstanding the foregoing, this paragraph shall not apply to any Casualty with respect to any Item of Equipment.

     Title to any Parts at any time removed from any Item of Equipment continue to be held by the Lessor Trustee, no matter where such Parts are located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to such Item of Equipment and which meet the requirements for replacement Parts specified above. Immediately upon any such replacement Part becoming incorporated or installed in or attached to any Item of Equipment as above provided, without further act, title to the removed Part shall thereupon vest in the Lessee or such person as shall be designated by the Lessee, free and clear of all rights of the Lessor Trustee.

SECTION 10.2. REQUIRED ALTERATIONS. The Lessee, at its sole cost and expense, shall, with reasonable promptness, make such alterations, modifications and additions (herein for the purpose of this Section 10 collectively called "ALTERATIONS") to each Item of Equipment as may be required from time to time to meet any Requirements of Law or of any Federal, state or local governmental authority having jurisdiction.

SECTION 10.3. OPTIONAL ALTERATIONS. The Lessee at its own expense may from time to time make such Alterations to any Item of Equipment as the Lessee may deem desirable in the proper conduct of its business and which are not inconsistent with the continuing operation of such Item of Equipment in accordance with its original functional purpose; PROVIDED, that any such Alteration made by the Lessee pursuant to this paragraph shall not diminish the value or utility of any Item of Equipment to the Lessor Trustee below the value and utility thereof to the Lessor

MW 1997-1 Trust                                                 Equipment Lease

Trustee immediately prior to such Alteration. At the Lessor Trustee's request, the Lessee will remove any readily removable Alterations prior to the end of the Lease Term at the Lessee's sole cost and expense.

SECTION 10.4.  TITLE TO PARTS.  (a) Title to all Parts (including
Alterations) incorporated or installed in or attached to any Item of Equipment shall without further act vest in the Lessor Trustee and shall be deemed to constitute a part of such Item of Equipment and be subject to this Lease in the following cases:

          (i) such Part is in replacement of or in substitution for, and not in addition to, any Part constituting a part of such Item of Equipment at the time of the acceptance thereof hereunder or any such original part;

          (ii) such Part is required to be incorporated or installed in or attached to the Equipment pursuant to the terms of Section 9.1, 10.1 or 10.2; or

          (iii) such Part cannot be readily removed from such Item of Equipment without materially damaging such Item of Equipment or diminishing or impairing the value or utility of such Item of Equipment.

     (b) Any other Part that is not within the categories set forth in clauses (i), (ii) or (iii) above, and that is not removed from any Item of Equipment by the Lessee prior to the termination of this Lease as to such Item of Equipment shall become the property of the Lessor Trustee.

SECTION 11.    WARRANTY OF TITLE

SECTION 11.1. WARRANTY OF TITLE. (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Section 12 relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien (other than any Lessor's Lien), defect, attachment, levy, title retention agreement or claim upon the Equipment or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Lessor Trustee or any Certificate Holder pursuant to the Operative Agreements, other than Permitted Liens.

     (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor Trustee or any Certificate Holder, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any alteration, addition, repair or demolition of or to the Equipment or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR

MW 1997-1 Trust                                                 Equipment Lease

TRUSTEE NOR ANY CERTIFICATE HOLDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE EQUIPMENT OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR TRUSTEE, OR ANY CERTIFICATE HOLDER IN AND TO THE EQUIPMENT.

SECTION 12.    PERMITTED CONTESTS

SECTION 12.1. PERMITTED CONTESTS IN RESPECT OF APPLICABLE LAW. If, to the extent and for so long as, a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Equipment shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal or proceeding shall not, in the reasonable opinion of the Lessor Trustee, involve (a) any risk of criminal liability being imposed on the Lessor Trustee or any Certificate Holder or (b) any risk of (i) foreclosure, forfeiture or loss of any Item of the Equipment, or any material part thereof, or (ii) the nonpayment of Rent or (c) any substantial risk of (i) the sale of, or the creation of, any Lien (other than a Permitted Lien) on any part of the Equipment, (ii) civil liability being imposed on the Lessor Trustee, any Certificate Holder, or the Equipment, or (iii) enjoinment of, or interference with, the use, possession or disposition of the Equipment in any material respect.

     Neither the Lessor Trustee nor any Certificate Holder will be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires that such proceedings be brought by or in the name of such party; and in that event such party will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as the Lessee pays all related expenses and indemnifies such party with respect to such proceedings.

SECTION 13.    INSURANCE

SECTION 13.1. REQUIRED INSURANCE COVERAGES AND LIMITS. The Lessee agrees that it will at its own cost and expense at all times during the Lease Term:

          (a) keep each Item of Equipment insured against all risks of physical loss or damage and against all such other risks as are insured against by the Lessee with respect to property of a similar character owned or leased by the Lessee on terms and in amounts that are no less favorable than insurance covering other similar properties owned by the Lessee and that are in accordance with normal industry practices, PROVIDED that such insurance shall not be less than the Stipulated Loss Value of such Item of Equipment as of the next preceding Scheduled Payment Date, and

MW 1997-1 Trust                                                 Equipment Lease

          (b) maintain comprehensive general public liability insurance with respect to the Equipment including liability coverage for products liability and contractual liability, which coverage shall be against damage because of bodily injury, including death, or damage to property of others, such insurance to be on terms and in amounts that are no less favorable than insurance maintained by the Lessee with respect to similar properties that it owns and that is in accordance with normal industry practice, PROVIDED that such insurance shall not be less than $1,000,000 per occurrence, $20,000,000 in the aggregate.

All insurance policies required hereunder shall (1) require 30 days prior written notice of cancellation or material change in coverage to the Lessor Trustee; (2) name the Lessor Trustee and the Certificate Holders as additional insureds and, under the property insurance policies, and name the Lessor Trustee as sole loss payee; (3) be considered primary insurance without any right of contribution from other policies held by the Lessor Trustee or the Certificate Holders; (4) waive any right of subrogation against the Lessor Trustee and the Certificate Holders; (5) waive the right of such insurers to any set-off, counterclaim or other deduction, whether by attachment or otherwise, in respect of any liability of the Lessor Trustee and the Certificate Holders; (6) specify that the Lessor Trustee and the Certificate Holders shall not be liable for any premiums or deductibles with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas in which any Item of Equipment is located; and (8) contain breach of warranty provisions providing that, in respect of the interests of the Lessor Trustee and the Certificate Holders in such policies, the insurance shall not be invalidated by any action or inaction of any Person (other than the Lessor Trustee or the Certificate Holders, as the case may be) and shall insure the Lessor Trustee and the Certificate Holders regardless of any breach or violation of any warranty, declaration or condition contained in such policies by any Person (other than the Lessor Trustee and the Certificate Holders).

     The Lessee agrees to effect all insurance provided for in this Section 13 with good and responsible insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. No such policy shall contain a provision (i) under which the Lessee is a coinsurer, or (ii) relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Equipment against the peril involved, whether collectible or not, or by reason of the breach or violation by the Lessee of any warranties, declarations or conditions contained in such policies. Any such insurance may be carried under blanket policies maintained by the Lessee so long as such policies otherwise comply with the provisions of this Section 13.1. If general public liability insurance shall be carried under any blanket policy which is subject to aggregate annual claim limitations, the Lessee shall keep the Lessor Trustee advised from time to time of the amount of any such limitations and the amounts of claims which reduce the available policy limits.

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MW 1997-1 Trust                                                 Equipment Lease

SECTION 13.2. ADJUSTMENT AND PAYMENT OF LOSSES. The loss, if any, under any casualty insurance required to be carried by Section 13.1(a) shall be adjusted with the insurance companies by the Lessee, or otherwise collected, including the filing of proceedings deemed advisable by the Lessee, subject to the approval of the Lessor Trustee if the loss exceeds $1,000,000. The loss so adjusted shall be paid to the Lessor Trustee. All such policies shall provide that the loss, if any, under such insurance shall be adjusted and paid as provided in this Lease. Losses covered by liability insurance shall be adjusted by and paid to the Person suffering such loss.

SECTION 13.3. EVIDENCE OF INSURANCE. On or prior to the Closing Date with respect to each Item of Equipment, and thereafter not less than 15 days prior to the expiration dates of the expiring policies, the Lessee shall deliver to the Lessor Trustee and the Certificate Holders certificates of insurance for the insurance maintained pursuant to this Section 13 together with a report from the Lessee's insurance broker certifying that such insurance complies with the terms hereof. Each such certificate or other evidence of insurance shall identify the insurance carrier, the type of insurance, the coverage limits, annual aggregate limits, if any, and the policy term.

SECTION 13.4. APPLICATION OF INSURANCE PROCEEDS. All insurance proceeds from policies required to be maintained hereunder received by or payable to the Lessor Trustee on account of any damage to or destruction of any Item of Equipment or any part thereof (less the actual costs, fees and expenses incurred in the collection thereof) shall be applied or dealt with as follows:

          (i) All such proceeds actually received on account of any such damage or destruction other than a Casualty with respect to an Item of Equipment shall be paid over to the Lessee or as it may direct from time to time as restoration, repair and replacement ("RESTORATION") of such Item of Equipment progress to pay (or reimburse the Lessee for) the cost of Restoration, if the amount of such proceeds received by the Lessor Trustee, together with such additional amounts, if any, theretofore expended by the Lessee out of its own funds for Restoration are sufficient to pay the estimated cost of completing Restoration, but only upon a written application of the Lessee accompanied by an Officer's Certificate of the Lessee showing in reasonable detail the nature of Restoration, that such Restoration is intended to restore such Item of Equipment to its value and utility prior to such damage or destruction (assuming that such Item of Equipment was of the value and utility and in the condition and repair required by the terms of this Lease), the actual cash expenditures made to date for Restoration, the estimated cost to complete Restoration and stating that no Default or Event of Default has occurred and is continuing under this Lease. Upon the written request of the Lessee, accompanied by evidence satisfactory to the Lessor Trustee that Restoration has been completed and the costs thereof paid in full, that such Item of Equipment has been restored to its value and utility prior to such damage or destruction (assuming that such Item of Equipment was of the value and utility and in the condition and repair required by

MW 1997-1 Trust                                                 Equipment Lease


     the terms of this Lease) and that there are no mechanics' or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such proceeds shall be paid over or assigned to the Lessee or as it may direct.

          (ii) All such proceeds received or payable on account of a Casualty with respect to an Item of Equipment shall be paid over or assigned to the Lessee or as it may direct upon termination of this Lease with respect to such Item of Equipment and, if the Lessee elects to perform the option set forth in Section 14.1(a), receipt by the Lessor Trustee of the Stipulated Loss Value of such Item of Equipment and all other payments due hereunder.

SECTION 13.5. DEDUCTIBLES AND SELF-INSURANCE. So long as no Event of Default shall have occurred and be continuing, the Lessee may from time to time self-insure or maintain deductible provisions with respect to the risks required to be insured against pursuant to clauses (a) and (b) of Section 13.1, in such reasonable amounts as are then applicable to similar equipment owned or leased by the Lessee but in no case shall such self-insurance and deductibles with respect to each of clause (a) and clause (b) exceed the first $100,000 of the coverage specified therein.

SECTION 13.6. INSURANCE FOR OWN ACCOUNT. Nothing in this Section 13 shall limit or prohibit the Lessor Trustee, any Certificate Holder or the Lessee from obtaining additional insurance for its own account and any proceeds payable thereunder shall be payable in accordance with the insurance policy relating thereto, PROVIDED that no such insurance may be obtained which would limit or otherwise adversely affect the coverage of any insurance required to be maintained pursuant to this Section 13.

SECTION 14.    CASUALTY OCCURRENCE

SECTION 14.1. CASUALTY OCCURRENCE. Upon the occurrence of a Casualty with respect to an Item of Equipment during the Lease Term, the Lessee shall forthwith (and in any event within 10 days after such occurrence) give the Lessor Trustee written notice of such Casualty and within 20 days after such occurrence shall give the Lessor Trustee written notice of its election, subject to the terms hereof, to perform one of the following options (it being agreed that if the Lessee shall not have given the Lessor Trustee notice of such election within such time, the Lessee shall be deemed to have elected to perform the option set forth in the following clause (a)), PROVIDED that the Lessee shall not have the right to select the option set forth in clause (b) if a Default or Event of Default shall have occurred and be continuing:

          (a) Except as otherwise provided in the immediately succeeding sentence, on the next Scheduled Payment Date which is at least 30 days after the occurrence of such Casualty (the "LOSS PAYMENT DATE"), during which time the Lessee's obligation to pay

MW 1997-1 Trust                                                 Equipment Lease


     Rent shall continue, the Lessee shall pay to the Lessor Trustee in immediately available funds an amount equal to the Stipulated Loss Value of such Item of Equipment as of such Loss Payment Date together with any Rent due and payable on or prior to the Loss Payment Date with respect to such Item of Equipment. If a Loss Payment Date shall fall on a day other than a Business Day, then the amount otherwise due hereunder on such day shall be remitted on or before the Business Day next preceding the Loss Payment Date.

          (b) Within 30 days after the date of occurrence of such Event of Loss, during which time the Lessee's obligation to pay Rent shall continue, the Lessee shall convey or cause to be conveyed to the Lessor Trustee in accordance with Section 14.2 hereof, to be leased by the Lessor Trustee to the Lessee hereunder in replacement of such Item of Equipment, title to Replacement Equipment, such Replacement Equipment to be free and clear of all Liens other than Permitted Liens and to have a value, utility and remaining economic useful life at least equal to, and to be in as good operating condition as, the Item of Equipment so replaced (assuming such Item of Equipment was of the value, remaining economic useful life and utility and in the condition and repair required by the terms of this Lease and had suffered no Casualty). The Lessee shall pay on the next Scheduled Payment Date an amount computed in the manner specified in the first sentence of clause (a) of this Section 14.1 if no such replacement occurs by the end of the 30 day period referred to above.

Notwithstanding such Casualty, the Lessee's obligation to pay Rent hereunder due and payable as to such Item of Equipment on or prior to such Loss Payment Date shall continue.

     In the event of a payment in full of the Stipulated Loss Value for an Item of Equipment and other Rent payable on or prior to the Loss Payment Date all as provided for in the immediately preceding clause (a), (x) this Lease with respect to such Item of Equipment and the obligations of the Lessee with respect to such Item of Equipment to pay Periodic Rent and Supplemental Rent (except for Supplemental Rent obligations surviving pursuant to Section 6 of the Participation Agreement or which have otherwise accrued but not been paid as of the date of such payment) shall terminate; (y) any remaining insurance proceeds (other than proceeds of policies maintained by the Lessor Trustee for its own account), including any investment interest thereon, shall be promptly paid over to the Lessee; and (z) the Lessor Trustee shall convey to the Lessee, at the Lessee's cost and expense, all of the Lessor Trustee's right, title and interest, as-is, where-is, without recourse or warranty, express or implied except for a warranty against the Lessor's Liens in and to such Item of Equipment, including all claims for damage to such Item of Equipment against third persons arising from the subject Casualty (unless any insurance carrier requires that such claims be assigned to it).

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MW 1997-1 Trust                                                 Equipment Lease

SECTION 14.2. CONVEYANCE OF REPLACEMENT EQUIPMENT. Prior to or at the time of any conveyance of any Replacement Equipment pursuant to Section 14.1(b) or
Section 15.1, the Lessee, at its own expense, will furnish, or cause to be furnished, the Lessor Trustee with the following documents which shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect on the date of such conveyance:

          (i) a full warranty bill of sale, in form and substance satisfactory to the Lessor Trustee, covering such Replacement Equipment and executed by the owner thereof in favor of the Lessor Trustee;

          (ii)  a Lease Supplement covering the Replacement Equipment;

          (iii) such evidence of compliance with the insurance provisions of
     Section 13 with respect to such Replacement Equipment, as the Lessor Trustee may reasonably request, including an independent insurance broker's report (stating the opinion of such insurance broker that such insurance complies with the terms of the Lease) with certificates of insurance;

          (iv) an Officer's Certificate of the Lessee certifying that such Replacement Equipment complies with this Section 14.2, that, upon such conveyance, the Lessor Trustee will acquire good title to such Replacement Equipment, free and clear of all Liens other than Permitted Liens, that such Replacement Equipment will be leased hereunder to the same extent as the Item of Equipment replaced thereby or the substituted Item of Equipment, as the case may be, and that, upon consummation of such replacement or substitution, no Default or Event of Default will exist hereunder;

          (v) an opinion of the Lessee's counsel (and such other opinions or evidence of title as the Lessor Trustee or its counsel may reasonably request), to the effect that, upon such conveyance, the Lessor Trustee will acquire good title to such Replacement Equipment, free and clear of all Liens other than Permitted Liens, and that such Replacement Equipment will be leased hereunder to the same extent as the Item of Equipment replaced thereby or the substituted Item of Equipment, as the case may be;

          (vi) copies of filed Uniform Commercial Code financing statements (including, without limitation, fixture filings) with respect to such Replacement Equipment, which financing statements shall reflect the Lessee as Debtor and the Lessor Trustee as Secured Party and shall have been filed on or before the date of conveyance in the jurisdictions in which such Replacement Equipment is located and in which the Lessee is located;


                                      -26-
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MW 1997-1 Trust                                                 Equipment Lease

          (vii) Landlord Waivers, if necessary, with respect to the Site or Sites on which the Replacement Equipment is located; and

          (viii) such documents, opinions and evidence with respect to the Lessee as the Lessor Trustee, or its counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 14.2, the taking of all corporate proceedings in connection with and compliance with the conditions set forth in this Section 14.2, in each case in form and substance satisfactory to the Lessor Trustee.

     The Lessee further agrees to take such further action as the Lessor Trustee may reasonably request with respect to such Replacement Equipment including, without limitation, any actions required to establish, perfect and protect the interest of Lessor Trustee in such Replacement Equipment (including, without limitation, the filing of additional Uniform Commercial Code financing statements).

     Upon full compliance by the Lessee with the terms of this Section 14.2, the Lessor Trustee shall convey to the Lessee, at the Lessee's cost and expense, all of the Lessor Trustee's right, title and interest, as-is, where-is, without recourse or warranty, express or implied except for warranty against Lessor's Liens, in and to such Item of Equipment with respect to which the subject Casualty occurred, including all claims for damage to such Item of Equipment against third persons arising from any Casualty (unless any insurance carrier requires that such claims be assigned to it), or the substituted Item of Equipment, as the case may be. No Casualty or substitution with respect to an Item of Equipment under the circumstances contemplated by the terms of this
Section 14.2 shall result in any reduction in Rent or the Lessee's obligation to pay Rent hereunder.

SECTION 14.3. APPLICATION OF PAYMENTS. Any payments on account of a Casualty (other than insurance proceeds or other payments the application of which is provided for in this Section 14 or elsewhere in this Lease, as the case may be) received at any time by the Lessor Trustee or by the Lessee from any Person will be applied as follows:

          (A) if such payments are received with respect to an Item of Equipment and the Lessee shall have elected (or be deemed to have elected) the option set forth in Section 14.1(a), so much of such payments as shall not exceed the Stipulated Loss Value required to be paid by the Lessee pursuant to said Section 14.1(a) shall be applied in reduction of the Lessee's obligation to pay such Stipulated Loss Value to the extent not already paid by the Lessee, and, to the extent already paid by the Lessee and if no Default or Event of Default exists, shall be applied to reimburse the Lessee for its payment of such Stipulated Loss Value and the balance, if any, of such payment remaining thereafter shall be paid to the Lessee; and

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MW 1997-1 Trust                                                 Equipment Lease

          (B) if such payments are received with respect to an Item of Equipment and the Lessee shall have elected the option set forth in
     Section 14.1(b), such payments shall be paid over to, or retained by, the Lessor Trustee for payment to the Lessee at such time as the Lessee shall have fully performed the terms of Section 14.2 with respect to the Casualty for which such payments are made;

SECTION 14.4. CERTAIN GOVERNMENT REQUISITIONS. In the event that during the Lease Term the use of any Item of Equipment is requisitioned or taken by any Governmental Authority under the power of eminent domain or otherwise under circumstances which do not constitute a Casualty in respect thereof, the Lessee's duty to pay Periodic Rent and Supplemental Rent for such Item of Equipment shall continue for the duration of such requisition or taking. Unless a Default or Event of Default shall have occurred and be continuing, the Lessee shall be entitled to receive and to retain for its own account all sums payable for any such period by such Governmental Authority as compensation for such requisition or taking of possession. If a Default or Event of Default shall have occurred and be continuing, the Lessee shall be deemed to the extent of any such compensation so received to be the agent of the Lessor Trustee in collecting and receiving the same and shall segregate and hold in trust and promptly remit any such compensation so received to the Lessor Trustee for crediting against any sums then due and owing hereunder to the Lessor Trustee, its successors and assigns.

SECTION 14.5. APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES FOR REQUISITION OF TITLE. The Lessor Trustee shall receive the entire amount payable by any governmental authority or instrumentality or agency thereof with respect to a Casualty resulting from the condemnation, confiscation or seizure of, or requisition of title to or use of any Item of Equipment. Such amount, after deducting all expenses, including attorneys' fees, incurred by the Lessor Trustee in or as a result of such condemnation proceedings (the "NET CONDEMNATION AWARD") shall be applied promptly as follows: so much of such payments as shall not exceed the Stipulated Loss Value of such Item of Equipment required to be paid by the Lessee pursuant to Section 14.1(a) shall be applied in reduction of the Lessee's obligation to pay such Stipulated Loss Value to the extent not already paid by the Lessee, and, to the extent already paid by the Lessee and if no Default or Event of Default exists, shall be applied to reimburse the Lessee for its payment of such Stipulated Loss Value. The balance, if any, of such payments shall be paid over to the Lessee.

SECTION 14.6. APPLICATION OF PAYMENTS DURING EXISTENCE OF DEFAULT. Any amount referred to in this Section 14 or Section 13 hereof which is payable to the Lessee shall not be paid to the Lessee, or, if it has been previously paid directly to the Lessee, shall be held in trust by the Lessee and shall be promptly paid over to the Lessor Trustee, if at the time of such payment a Default or Event of Default shall have occurred and be continuing, and held by the Lessor Trustee as security for the obligations of the Lessee under this Lease and applied against the

                                      -28-

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MW 1997-1 Trust                                                 Equipment Lease

Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any such Default or Event of Default such amount, to the extent not theretofore so applied to the Lessee's obligations hereunder, shall be paid over to the Lessee.

SECTION 15.    SUBSTITUTION OF EQUIPMENT

SECTION 15.1. SUBSTITUTION OF EQUIPMENT. Subject to each of the provisions of this Section 15.1, so long as no Default or Event of Default shall have occurred and be continuing, on any Scheduled Payment Date, the Lessee may, at its option, upon at least 30 days' advance written notice to the Lessor Trustee, convey or cause to be conveyed to Lessor Trustee in accordance with
Section 14.2 hereof, to be leased by the Lessor Trustee to Lessee hereunder in substitution for any Item of Equipment, title to Replacement Equipment, such Replacement Equipment to be free and clear of all Liens other than Permitted Liens, to have a value, utility and remaining economic useful life at least equal to, and to be in as good operating condition as, the substituted Item of Equipment (assuming such Item of Equipment was of the value, remaining economic useful life and utility and in the condition and repair required by the terms of this Lease and had suffered no Casualty).

SECTION 16.    EVENTS OF DEFAULT

SECTION 16.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute an "EVENT OF DEFAULT":

          (a) the Lessee shall fail to make payment of any Periodic Rent upon the same becoming due and payable and such failure shall continue unremedied for a period of five days; or the Lessee shall fail to make payment upon the same becoming due and payable of any amounts due pursuant to Section 18.4 hereof, the Lease Balance, the Purchase Price or the Stipulated Loss Value, including, without limitation, amounts due pursuant to Section 18.1 hereof; or

          (b) the Lessee shall fail to make payment of any Supplemental Rent (other than as specified in clause (a) above) due and payable within five
     (5) days after receipt of notice thereof; or

          (c)  the Lessee shall fail to maintain insurance as required by
     Section 13 of this Lease; or

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

MW 1997-1 Trust                                                 Equipment Lease



          (d) the Lessee shall fail to observe or perform any term, covenant or condition applicable to it under Sections 5.13, 5.14 or 5.15 of the Guaranty Agreement; or

          (e) the Lessee or any Guarantor shall fail to observe or perform any term, covenant or condition applicable to it under any Operative Agreement to which it is party (other than those described in Section 16.1(a), (b), (c) or (d) hereof) and, in each such case, such failure shall have continued unremedied for thirty (30) days after written notice thereof has been given to the Lessee or such Guarantor by the Lessor Trustee or any Certificate Holder; or

          (f) any representation or warranty made or deemed made by the Lessee or any Guarantor in any Operative Agreement to which it is a party or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Operative Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

          (g) (i) any Guarantor or the Lessee shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Guarantor or the Lessee shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Guarantor or the Lessee any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or
     (B) remains undismissed, undischarged or unbonded for a period of sixty
     (60) days; or (iii) there shall be commenced against any Guarantor or the Lessee any case, proceeding or other action seeking issuance of a warrant of attachment, execution, restraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or
     (iv) any Guarantor or the Lessee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (i), (ii) or (iii) above; or (v) any Guarantor or the Lessee shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or


                                      -30-


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MW 1997-1 Trust                                                 Equipment Lease



          (h) any Operative Agreement or any Lien granted under any Operative Agreement shall, in whole or in part, terminate, cease to be effective against, or (other than as expressly provided therein) cease to be the respective legal, valid, binding and enforceable obligation of either the Lessee or any Guarantor, as the case may be; or

          (i) the Lessee or any Guarantor shall directly or indirectly contest the effectiveness, validity, binding nature or enforceability of any Operative Agreement or any Lien granted under any Operative Agreement; or the Lessee or any Guarantor shall repudiate, or purport to discontinue or terminate, the Guaranty Agreement, or the Guaranty Agreement shall cease to be a legal, valid and binding obligation of the Lessee or any Guarantor or cease to be in full force and effect; or

          (j) (i) any Guarantor or the Lessee shall fail to make any payment in respect of any of its obligations for Debt when due or, if later, within any applicable grace period, or (ii) any event or condition shall occur which results in the default after the expiration of any applicable grace period under, or requires the early redemption or prepayment of, any of any Guarantor's or the Lessee's obligations for Debt or any event or condition shall occur and be continuing which enables (or, with the giving of notice or lapse of time or both, would enable) the holders of any of any Guarantor's or the Lessee's obligations under obligations for Debt of any Guarantor or the Lessee or any Person acting on such holders' behalf to accelerate the maturity, or require the early redemption or prepayment, of any of any Guarantor's or the Lessee's obligations for Debt; or

          (k) (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or (ii) notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or (iii) any member of the ERISA Group has been notified in writing that the PBGC has instituted proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or (iv) a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or (v) any of the events described in clause (iii) above shall occur with respect to any Other Plan or Other Plans (other than a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA) (A) that have aggregate Unfunded Current Liabilities in excess of $1,000,000 and (B) with respect to which either
     (1) one or more members of the ERISA Group have engaged in a transaction or transactions described in Section 4069 of ERISA or (2) one or more members of the ERISA Group is a member of the "controlled group" under
     Section 412(c)(11) of the Code or Section 4001(a)(14)

MW 1997-1 Trust                                                 Equipment Lease

      of ERISA; or (vi) there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more (A) multiemployer plans, within the meaning of Section 4001(a)(3) of ERISA (which plans are not Multiemployer Plans), with respect to which a member of the ERISA Group shall have engaged, within the previous five plan years, in a transaction described in Section 4212(c) of ERISA, or (B) Multiemployer Plans, which could reasonably be expected to result in the incurrence by one or more members of the ERISA Group of a current payment obligation in excess of $1,000,000; PROVIDED that no Event of Default shall occur under clause (v) or (vi) if (A) the Unfunded Current Liabilities of the Other Plans in respect of which events described in clause (v) have occurred, together with the current payment obligations that could reasonably be expected to result from complete or partial withdrawals or defaults described in clause (vi), shall not exceed $2,500,000 and (B) each member of the ERISA Group that could reasonably be expected to be liable for such Unfunded Current Liabilities or current payment obligations is diligently contesting, in good faith, by appropriate proceedings, the imposition of such liabilities or obligations; or

           (l) (i) one or more judgments or orders for the payment, in the aggregate, of money in excess of $1,000,000 shall be rendered against any Guarantor or the Lessee and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days or (ii) one or more judgments or orders shall be rendered against any Guarantor or the Lessee, which judgments or orders shall be stayed on condition that a bond or collateral equal to or greater than, in the aggregate, $1,000,000 be posted or provided, and such judgments or orders shall not be overturned or lifted within a period of 10 days.

SECTION 16.2. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, the Lessor Trustee may, so long as such Event of Default is continuing, do one or more of the following (and in such order) as the Lessor Trustee in its sole discretion shall determine, without limiting any other right or remedy the Lessor Trustee may have on account of such Event of
Default:

          (a) The Lessor Trustee may (i) declare the entire outstanding Lease Balance to be due and payable together with accrued unpaid Rent and any other amounts payable under the Operative Agreements, and/or
      (ii) make demand upon the Guarantors under the Guaranty Agreement;

           (b) The Lessor Trustee may, by notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice; PROVIDED, HOWEVER, (i) no reletting, reentry or taking of possession of the Equipment (or any portion thereof) by the Lessor Trustee will be construed as an election on the Lessor Trustee's part to terminate this Lease


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MW 1997-1 Trust                                                 Equipment Lease


      unless a written notice of such intention is given to the Lessee,
      (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor Trustee may at any time thereafter elect to terminate this Lease for a continuing Event of Default, and (iii) no act or thing done by the Lessor Trustee or any of its agents, representatives or employees and no agreement accepting a surrender of the Equipment shall be valid unless the same be made in writing and executed by the Lessor Trustee;

           (c) The Lessor Trustee may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor Trustee, return the Equipment promptly to the Lessor Trustee in the manner and condition required by, and otherwise in accordance with all of the provisions of, Sections 6 and 9 and Section 8.1(b) hereof as if the Equipment were being returned at the end of the Lease Term, and neither the Lessor Trustee nor any Certificate Holder shall be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith, and (ii) without prejudice to any other remedy which the Lessor Trustee may have for possession of the Equipment, and to the extent and in the manner permitted by Applicable Law, enter upon the premises of the Lessee and any Site and take immediate possession (to the exclusion of the Lessee) of the Equipment or any part thereof and remove the Equipment, by summary proceedings or otherwise, all without liability to the Lessor Trustee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the other damages of the Lessor Trustee, the Lessee shall be responsible for all costs and expenses incurred by the Lessor Trustee and/or the Certificate Holders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by any such party;

           (d) The Lessor Trustee may, at its option, elect not to terminate this Lease and continue to collect all Periodic Rent, Supplemental Rent, and all other amounts due to the Lessor Trustee (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor Trustee, upon any abandonment of the Equipment by the Lessee or repossession of same by the Lessor Trustee, the Lessor Trustee may, in its sole and absolute discretion, elect not to terminate this Lease and may make the necessary repairs in order to relet the Equipment, and relet the Equipment or any part thereof for such term or terms (which may be for a long term extending beyond the Lease Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor Trustee in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor Trustee from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Agreements. If such rentals received from such reletting during any period are less than the Rent with


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MW 1997-1 Trust                                                 Equipment Lease


      respect to the Equipment to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor Trustee, to the Lessor Trustee on the next Scheduled Payment Date;

           (e) Unless the Equipment has been sold in its entirety, the Lessor Trustee may, whether or not the Lessor Trustee shall have exercised or shall thereafter at any time exercise any of its rights under clause (c) or (d) of this Section 16.2 with respect to the Equipment or any portion thereof, demand, by written notice to the Lessee specifying a date not earlier than twenty (20) days after the date of such notice, that the Lessee purchase, on the date specified in such notice, the Equipment in accordance with the provisions of Sections 18.1 and 19;

           (f) The Lessor Trustee may sell the Equipment or any Item of Equipment at public or private sale as the Lessor Trustee may determine, free and clear of any rights of the Lessee, and without any duty to account to the Lessee with respect to such sale or for the proceeds thereof (PROVIDED that the application of the proceeds of any such sale shall be subject to the final paragraph of this Section 16.2) and the Lessee shall pay to the Lessor Trustee, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Periodic Rent due for the Equipment or Item of Equipment so sold for any period commencing after the date on which such sale occurs), the sum of (i) all unpaid Periodic Rent payable for each Item of Equipment for all periods preceding the Scheduled Payment Date coincident with or next preceding the date of such sale, plus (ii) an amount equal to the excess, if any, of (x) the Stipulated Loss Value of the Equipment or Item of Equipment so sold, computed as of the Scheduled Payment Date coincident with or next preceding the date of such sale, over (y) the net proceeds of such sale, plus (iii) interest at the Overdue Rate on the Stipulated Loss Value from the Scheduled Payment Date as of which such Stipulated Loss Value is computed until the date of actual payment, plus (iv) all unpaid Supplemental Rent due with respect to each Item of Equipment so sold;

           (g) The Lessor Trustee may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor Trustee's right to collect any such damages for any subsequent period(s), or the Lessor Trustee may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term;


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MW 1997-1 Trust                                                 Equipment Lease


           (h) The Lessor Trustee may retain and apply against the Lease Balance all sums which the Lessor Trustee would, absent such Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease; or

           (i) The Lessor Trustee, to the extent permitted by Applicable Law, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Equipment, and the Lessee hereby irrevocably consents to any such appointment. Any such receivers shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor Trustee in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Equipment unless such receivership is sooner terminated.

     The Lessor Trustee shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Agreements or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect the Lessor Trustee's right to realize upon or enforce any other security now or hereafter held by the Lessor Trustee, it being agreed that the Lessor Trustee shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor Trustee in such order and manner as the Lessor Trustee may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor Trustee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Agreements to the Lessor Trustee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor Trustee.

     If, pursuant to the exercise by the Lessor Trustee of its remedies pursuant to this Section 16.2, the Lease Balance and all other amounts due and owing from the Lessee under this Lease and the other Operative Agreements have been paid in full, then the Lessor Trustee shall remit to the Lessee any excess amounts received by the Lessor Trustee.

SECTION 16.3. WAIVER OF CERTAIN RIGHTS. (a) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Equipment or any interest therein, and (b) if this Lease shall be terminated pursuant to

MW 1997-1 Trust                                                 Equipment Lease


Section 16.2, the Lessee waives, to the fullest extent permitted by law, (i) any notice of entry on the premises of the Lessee or the institution of legal proceedings to obtain possession; (ii) any right of redemption or repossession; (iii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor Trustee with respect to the election of remedies; and (iv) any other rights which might otherwise limit or modify any of the Lessor Trustee's rights or remedies under this Section 16.

SECTION 17.    LESSOR TRUSTEE'S RIGHT TO CURE

SECTION 17.1. THE LESSOR TRUSTEE'S RIGHT TO CURE THE LESSEE'S DEFAULTS. The Lessor Trustee, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) remedy any Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Section 13, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, take possession of the Equipment for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such possession shall be deemed a termination of the Lease. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor Trustee, shall be paid by the Lessee to the Lessor Trustee as Supplemental Rent.

SECTION 18.    OPTIONS TO RENEW, PURCHASE AND SELL

SECTION 18.1. PURCHASE OF THE EQUIPMENT. Unless the Lessee has exercised either its option to renew this Lease pursuant to Section 18.2 or its option to sell the Equipment pursuant to Section 18.3, the Lessee shall purchase on the Expiration Date all, but not less than all, of the Equipment at the Purchase Price. Payment of the Purchase Price shall be made on the Expiration Date at the place of payment specified in Section 3.4 hereof in immediately available funds and transfer of title to the Equipment shall be in accordance with the procedures set forth in Section 19.

SECTION 18.2. OPTION TO RENEW. So long as no Default or Event of Default shall have occurred and be continuing, the Lessee shall have the right to renew this Lease as to all, but not less than all, of the Equipment for up to four Renewal Terms, the first three of which shall be for twelve (12) months each and the fourth shall be for ten (10) months and 29 days. The first Renewal Term will commence at the expiration of the Basic Term of the Equipment and each succeeding Renewal Term will commence at the expiration of the next preceding Renewal Term. All of the provisions of this Lease shall be applicable during each Renewal Term. Periodic Rent during each such Renewal Term shall be payable monthly in arrears for each Item of Equipment on each Scheduled Payment Date during such Renewal Term. The Lessee shall give to the Lessor

MW 1997-1 Trust                                                 Equipment Lease

Trustee written notice at least 180 days prior to the end of the Basic Term or the then current Renewal Term, as the case may be, for such Equipment of its election to exercise the renewal option provided for in this Section for a Renewal Term commencing upon the expiration of such Basic Term or such Renewal Term, as the case may be.

SECTION 18.3. OPTION TO SELL THE EQUIPMENT. (a) So long as no Default or Event of Default has occurred and is continuing, the Lessee shall have the right on the Expiration Date to arrange for the sale of all, but not less than all the Equipment. The Lessee shall give to the Lessor Trustee written notice at least 180 days prior to the Expiration Date of its election to exercise its option to sell the Equipment provided for in the preceding sentence as to such Equipment and, after delivery of such notice, the Lessee shall have the obligation during the remainder of the Basic Term or Renewal Term, as the case may be, to use its best efforts to obtain bona fide bids for such Equipment from prospective purchasers who are financially capable of purchasing all of the Equipment for cash on an as-is, where-is basis, without recourse or warranty. No such purchaser shall be the Lessee, the Guarantor or any Affiliate thereof. The Lessee will be responsible for hiring qualified brokers and making the Equipment available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Equipment and any maintenance records relating to the Equipment by the Lessor Trustee, the Certificate Holders and any potential purchasers, and the Lessee shall comply with the requirements set forth in
Section 9.4 and otherwise do all things necessary to sell and deliver possession of the Equipment to any purchaser. All such marketing of the Equipment shall be at the Lessee's sole expense. The Lessor Trustee and the Certificate Holders shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale.

     (b) All bids received by the Lessee prior to the end of the Basic Term or Renewal Term, as the case may be, shall be immediately certified and provided to the Lessor Trustee in writing, setting forth the amount of such bid and the name and address of the Person submitting such bid. No later than the Expiration Date, the Lessee shall deliver the Equipment to the bidder, if any, who shall have submitted such highest bid, and the Lessor Trustee shall simultaneously therewith sell all of its right, title and interest, as-is, where-is, without recourse or warranty express or implied except for a warranty against Lessor's Liens in and to such Equipment. The total selling price realized from the sale of the Lessor Trustee's interest in the Equipment in excess of the Purchase Price shall be paid over to the Lessee as provided in Section 18.4.

     (c) In connection with any such sale of the Equipment, the Lessee will provide to the purchaser all customary "seller's" indemnities and representations and warranties regarding title, absence of Liens (except Lessor's Liens) and the condition of the Equipment. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents,

MW 1997-1 Trust                                                 Equipment Lease


recertifications, licenses and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Equipment.

     (d) The Lessee shall pay directly, and not from the sale proceeds, all costs and expenses of the sale of the Equipment, whether incurred by the Lessor Trustee or the Lessee, including, without limitation, the cost of all transfer taxes, the reasonable attorneys' fees of the Lessor Trustee, the Lessee's attorneys' fees, Lessor Trustee appraiser fees, commissions, filing fees and all applicable documentary and other transfer taxes.

     (e) If the Lessee exercises its option to sell the Equipment pursuant to Section 18.3(a), the Lessee shall have completed all Alterations and restoration of the Equipment pursuant to Sections 9.1, 10.1, 10.2 and 10.3 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to such Sections, in each case at least 180 days prior to the Expiration Date regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Alterations commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 12.1 from complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the Expiration Date. Any Permitted Liens (other than Lessor's Liens) on the Equipment that were contested by the Lessee shall have been removed and the Lessor Trustee shall have received evidence satisfactory to it that all Liens (other than Lessor's Liens and uncontested Permitted Liens of the type described in clauses (i) and (v) of the definition thereof) have been removed. The Equipment shall be in good operating condition.

SECTION 18.4. END OF TERM ADJUSTMENT. If the aggregate Net Proceeds of Sale (hereinafter defined) of the Equipment sold pursuant to Section 18.3 is less than the Purchase Price of such Equipment determined on the Expiration Date, the Lessee shall, on the Expiration Date, pay to the Lessor Trustee, in immediately available funds, an amount equal to such deficiency as an adjustment to the Rent payable under this Lease for such Equipment; PROVIDED, HOWEVER, that so long as no Default or Event of Default shall have occurred and be continuing, such amount shall not be more than the Maximum Lessee Risk Amount applicable to such Equipment. If the aggregate Net Proceeds of Sale of the Equipment subject to this Lease on the Expiration Date is more than the Purchase Price, the Lessor Trustee shall pay to the Lessee an amount equal to such excess as an adjustment to the Rent payable under this Lease for such Equipment, PROVIDED, that the Lessor Trustee shall have the right to offset against such adjustment payable by the Lessor Trustee, any amounts then due and payable from Lessee to the Lessor Trustee hereunder.

     As used in this Section 18.4, the term "NET PROCEEDS OF SALE" means, with respect to the Equipment sold by the Lessor Trustee to a third party under Section 18.3, the net amount of the proceeds of sale of such Equipment received by the Lessor Trustee on or prior to the Expiration Date for such Equipment, after deducting from the gross proceeds of such sale (i) all sales Taxes

MW 1997-1 Trust                                                 Equipment Lease


and other Taxes as may be applicable to the sale or transfer of such Equipment, (ii) all fees, costs and expenses of such sale incurred by the Lessor Trustee and (iii) any other amounts for which, if not paid, the Lessor Trustee would be liable or which, if not paid, would constitute a Lien on such Equipment. The Lessor Trustee's obligation to sell its interest in the Equipment to a third party under Section 18.3 is contingent upon the receipt by the Lessor Trustee of the sum of (i) the amounts, if any, payable by the Lessee with respect thereto pursuant to the first sentence of this Section
18.4 and pursuant to the last paragraph of this Section 18.4, (ii) all unpaid Periodic Rent payable for such Equipment for all Scheduled Payment Dates through the Expiration Date and (iii) all unpaid Supplemental Rent due with respect to such Equipment as of the Expiration Date.

     If the Lessee does not, with respect to any Equipment, purchase such Equipment or exercise its option to renew this Lease, or if no bona fide bids are received under Section 18.3 hereof with respect to the Equipment prior to the Expiration Date thereof, then the Lessee and the Lessor Trustee agree that in view of the uncertainties of market conditions and the parties' inability to predict what the actual sale price of the Equipment would be, the Net Proceeds of Sale for the Equipment shall be deemed to be zero solely for purposes of the payment adjustment set forth in the first paragraph of this Section 18.4, and the Lessee shall, on the Expiration Date, pay to the Lessor Trustee in immediately available funds, an amount equal to the Purchase Price, but so long as no Default or Event of Default has occurred and is continuing hereunder, no more than the Maximum Lessee Risk Amount applicable to such Equipment as an adjustment to the Rent payable under this Lease for such Equipment, and the Lessee shall promptly return the Equipment to the Lessor Trustee upon the Expiration Date thereof in accordance with the provisions of Section 9.4 hereof. Any proceeds from the sale of the Equipment subsequent to the return of the Equipment to the Lessor Trustee shall be retained by the Lessor Trustee and distributed pursuant to the Trust Agreement.

SECTION 19.    PROCEDURES RELATING TO PURCHASE OF EQUIPMENT

SECTION 19.1. PROVISIONS RELATING TO THE PURCHASE OF EQUIPMENT; CONVEYANCE UPON CERTAIN OTHER EVENTS. In connection with the Lessee's purchase of the Equipment in accordance with Section 18.1 or in connection with the Lessee's obligations under Section 16.2(e), upon the date on which this Lease is to terminate and upon tender by the Lessee of the amounts set forth in Sections 16.2(e) or 18.1, as applicable, to the Lessor Trustee, the Lessor Trustee shall convey to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense all of the Lessor Trustee's right, title and interest, as-is, where-is, without recourse or warranty, express or implied except for a warranty against Lessor's Liens in and to such Equipment.

SECTION 20.    ADDITIONAL GUARANTORS.

MW 1997-1 Trust                                                 Equipment Lease


SECTION 20.1. ADDITIONAL GUARANTORS. The Lessee will cause each Person which becomes a Material Subsidiary to promptly enter into a guarantee of the Obligations and concurrently therewith shall deliver to the Lessor Trustee and each of the Certificate Holders the following items:

           (a) an executed counterpart of a Guaranty Agreement substantially in the form of Exhibit C to the Participation Agreement or a joinder agreement in respect of an Guaranty Agreement (in either case, a "NEW GUARANTY AGREEMENT"), as approved by the Lessor Trustee;

           (b) a certificate signed by the President, a Vice President or another authorized Responsible Officer of such Material Subsidiary making representations and warranties to the effect of those contained in Sections 5 of the Guaranty Agreement, but with respect to such Material Subsidiary and such New Guaranty Agreement;

           (c) such documents and evidence with respect to such Material Subsidiary as the Lessor Trustee may reasonably request in order to establish the existence and good standing of such Material Subsidiary and the authorization of the transactions contemplated by such New Guaranty Agreement; and

           (d) an opinion of counsel (which may be internal counsel to the Lessee) satisfactory to the Lessor Trustee to the effect that such New Guaranty Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of such Material Subsidiary enforceable in accordance with its terms, except as such terms may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and except as equitable remedies such as specific performance may be in the discretion of the courts.

SECTION 21.    [INTENTIONALLY OMITTED]

SECTION 22.    NO MERGER OF TITLE

SECTION 22.1. NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part,
(a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee estate in the Equipment, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) an ownership interest in the Lessor Trust.

SECTION 23.    INTENT OF THE PARTIES

SECTION 23.1. NATURE OF TRANSACTION. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Lessor Trust will be treated as the owner and the lessor of the Equipment and the Lessee will be treated as the lessee of the Equipment and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes,

          (A)  this Lease will be treated as a financing arrangement,

           (B) the Certificate Holders will be deemed lenders making loans to the Lessee in an amount equal to the principal amount of the Trust Certificates from time to time outstanding, which amounts are secured by the Equipment, and

           (C) the Lessee will be treated as the owner of the Equipment and will be entitled to all tax benefits ordinarily available to an owner of equipment like the Equipment for such tax purposes.

Nevertheless, the Lessee acknowledges and agrees that neither the Trust Certificate Purchasers nor any of the Certificate Holders has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Agreements and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it has deemed appropriate.

     (b) It is the intent of the parties hereto that this Lease grants a security interest and mortgage, as the case may be, on the Equipment and all proceeds thereof to the Lessor Trustee for the benefit of the Certificate Holders to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Agreements.

SECTION 23.2. LIENS AND SECURITY INTERESTS. (a) Specifically, without limiting the generality of Section 23.1, the Lessor Trustee and the Lessee intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, any Guarantor, the Lessor Trust, the Lessor Trustee or the Certificate Holders or any collection actions, the transactions evidenced by the Operative Agreements shall be regarded as loans made by the Certificate Holders as unrelated third party lenders to the Lessee secured by all of the Equipment (it being understood that the Lessee has GRANTED, BARGAINED, SOLD, CONVEYED and CONFIRMED, and hereby GRANTS, BARGAINS, SELLS, CONVEYS and CONFIRMS, and grants a security interest in all of the Equipment to the Lessor

MW 1997-1 Trust                                                 Equipment Lease

Trustee and its successors and assigns (for the benefit of the Certificate Holders) to secure all such loans and the other Obligations).

     (b) Specifically, but without limiting the generality of Section 23.1, the Lessor Trustee and the Lessee further intend and agree that, for the purpose of securing the obligation of the Lessee for the repayment of the above-described loans from the Certificate Holders to the Lessee, (i) this Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the conveyance provided for hereby and in Section 2 of this Lease shall be deemed to be a grant by the Lessee to the Lessor Trustee and its successors and assigns (for the benefit of the Certificate Holders) of a lien and security interest in all of the right, title and interest of the Lessee in and to the Equipment and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (it being understood that the Lessee hereby grants a security interest in the Equipment and all proceeds thereof to the Lessor Trustee and its successors and assigns (for the benefit of the Certificate Holders) to secure the loans described in
Section 23.2(a); (iii) the possession by the Lessor Trustee or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "POSSESSION BY THE SECURED PARTY" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under all Applicable Laws. The Lessor Trustee and the Lessee shall, to the extent consistent with this Lease, take such actions and execute, deliver, file and record such other documents and financing statements as may be necessary to ensure that, if the Lease was deemed to create a security interest in the Equipment in accordance with this
Section 23.2, such security interest would be deemed to be a perfected security interest (subject only to Permitted Liens) and will be maintained as such throughout the Lease Term.

     (c) Specifically, but without limiting the foregoing or the generality of Section 23.1, the Lessee hereby grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to the Lessor Trustee and its successors and assigns a security interest in all of the Lessee's right, title, and interest in and to the following
(collectively, the "ADDITIONAL COLLATERAL"): (i) all proceeds, both cash and noncash of the Equipment; (ii) all right, title and interest of the Lessee in all warranties, chattel paper, documents, accounts, general intangibles, trade names, trademarks, servicemarks, logos (including any names or symbols by which the Equipment is known) and goodwill related thereto, and all other articles of personal property of every kind and nature whatsoever, tangible or intangible, now, heretofore or hereafter acquired with any proceeds of the Obligations and now, heretofore or hereafter (A) arising out of or related to the ownership of the Equipment, or (B) located on the Equipment, or (C) used or

MW 1997-1 Trust                                                 Equipment Lease


intended to be used with or in connection with the use, operation or enjoyment of the Equipment; (iii) all right, title and interest of the Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Equipment or any portion thereof and providing for or resulting in the payment of money to the Lessee for the use of the Equipment or any portion thereof, irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "SUBJECT LEASES") and guaranties of the performance or obligations of any lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all security deposits and all other deposits, whether held by the Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Lessee of, in and to the same; PROVIDED, HOWEVER, that although this Lease contains (and it is hereby agreed that this Lease contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, the Lessee shall collect and apply such rental payments and revenues as provided in the Lease and the other Operative Agreements; (iv) all right, title and interest of the Lessee in, to and under all franchise agreements, management contracts, consents, authorizations, certificates and other rights of every kind and character of any Governmental Authority affecting the Equipment and all other contracts, licenses and permits now or hereafter affecting the Equipment or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "SUBJECT CONTRACTS"); (v) all right, title and interest of the Lessee in any insurance policies or binders now or hereafter relating to the Equipment, including any unearned premiums thereon, as further provided in this Lease; (vi) all right, title and interest of the Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Equipment by reason of casualty, condemnation or otherwise as further provided in this Lease; (vii) all right, title and interest of the Lessee in all escrow and all other deposits (and all letters of credit, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash) now or hereafter relating to the Equipment or the purchase or operation thereof;
(viii) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (ix) all Alterations, extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing, and all chattel paper, documents, instruments general intangibles and other property of any nature constituting proceeds acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Obligations herein described.

SECTION 24.    MISCELLANEOUS

MW 1997-1 Trust                                                 Equipment Lease


SECTION 24.1. SEVERABILITY. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

SECTION 24.2. AMENDMENTS AND MODIFICATIONS. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing signed by the parties hereto.

SECTION 24.3. NO WAIVER. No failure by the Lessor Trustee or any Certificate Holder to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

SECTION 24.4. NOTICES. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 10.2 of the Participation Agreement.

SECTION 24.5. SUCCESSORS AND ASSIGNS. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 24.6. HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 24.7. COUNTERPARTS. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 24.8. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State of New York (excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State).

SECTION 24.9. TIME OF ESSENCE. With respect to each of the Lessee's obligations hereunder, time is of the essence, and each such party hereby acknowledges and confirms the foregoing.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

MW 1997-1 Trust                                                 Equipment Lease


     IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed and delivered as of the date first above written.

                                    KEYBANK NATIONAL ASSOCIATION, a
                                       national banking association, as
                                       trustee under MW 1997-1 Trust, as
                                       Lessor Trustee

                                    By
                                       Name:
                                       Title:



                                    MAIL-WELL I CORPORATION, a Delaware
                                      corporation, as Lessee



                                    By

                                       Name:
                                       Title:

                          PERIODIC RENT FACTORS







                              SCHEDULE I A
                          (to Equipment Lease)

                 Lease Supplement No. A_________

     THIS LEASE SUPPLEMENT NO. _________ (this "LEASE SUPPLEMENT") dated _______________, between KEYBANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "LESSOR TRUSTEE") under MW 1997-1 Trust, as Lessor and whose principal offices are located at 127 Public Square, Cleveland, Ohio 44114, and MAIL-WELL I CORPORATION, a Delaware corporation, as Lessee (the "LESSEE") and whose principal offices are located at
__________________________________________________.

                                 WITNESSETH:

     The Lessor Trustee and the Lessee have heretofore entered into that certain Equipment Lease, dated as of December 15, 1997 (the "LEASE"). The capitalized terms not otherwise defined herein have the meanings specified in the Lease.

     The Lease provides for the execution and delivery of a Lease Supplement in substantially the form hereof for the purpose of leasing the Equipment under the Lease when delivered by the Lessor Trustee to the Lessee in accordance with the terms thereof.

     NOW THEREFORE, in consideration of the premises and other good and sufficient consideration the Lessor Trustee and the Lessee hereby agree as follows:

           1. The Lessor Trustee hereby delivers and leases to the Lessee, and the Lessee hereby accepts and leases from the Lessor Trustee, under the Lease as herein supplemented, the Equipment described in Schedule 1 hereto.

           2. The Closing Date of such Equipment is the date of this Lease Supplement set forth in the opening paragraph hereof.

           3.   The total Equipment Cost for such Equipment is
      $______________.

           4. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

           5. This Lease Supplement shall be governed by and construed in accordance with the laws of the State of New York (excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State).

                                     EXHIBIT A
                               (to Lease Agreement)

     Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Lease Supplement may refer to the "Lease dated as of December 15, 1997" without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement unless the context shall otherwise require.

     This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, except as herein modified, shall be and remain in full force and effect.

     This Lease Supplement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Lessor Trustee and the Lessee have each caused this Lease Supplement to be duly executed by their authorized officers as of the day and year first above written.

                                    KEYBANK NATIONAL ASSOCIATION, a
                                       national banking association, as
                                       trustee under MW 1997-1 Trust, as
                                       Lessor Trustee

                                    By
                                       Name:
                                       Title:



                                    MAIL-WELL I CORPORATION, a Delaware
                                      corporation, as Lessee



                                    By

                                       Name:
                                       Title:

                           DESCRIPTION OF EQUIPMENT


                  EQUIPMENT                       EQUIPMENT COST









                                   SCHEDULE 1
                             (to Lease Supplement)